Exhibit 99.1

Cray Business Plaza 100 Commercial St., P.O. Box 130 Atchison, Kansas 66002-0130 913.367.1480 www.mgpingredients.com	NEWS RELEASE

FOR IMMEDIATE RELEASE

MGP INGREDIENTS, INC. ANNOUNCES AGREEMENT WITH CRAY GROUP

Summary

•      2013 Annual Meeting to be reconvened on December 17, 2013

•      Board has terminated CEO Tim Newkirk

•      National search for new chief executive officer is commencing

•      Don Tracy and Randy Schrick to be appointed as Interim Co-CEOs

•      All litigation to be dismissed

ATCHISON, Kansas, December 3, 2013 - MGP Ingredients, Inc. (Nasdaq/MGPI) (the “Company”) today announces that it has entered into a settlement agreement with the Cray Group on all issues related to the 2013 Annual Meeting and all related lawsuits.

2013 Annual Meeting

The Company will reconvene the Annual Meeting of stockholders on December 17, 2013 at 9:00 A.M. Central Time at the Theatre Atchison, 401 Santa Fe Street, Atchison, Kansas.  April 3, 2013 will remain the record date for purposes of determining stockholders entitled to vote at the reconvened 2013 Annual Meeting.

Chief Executive Officer

Per the agreement, CEO Tim Newkirk has been terminated without cause effective as of December 3, 2013. Simultaneously, Mr. Newkirk resigned from the Board of Directors of the Company (the “Board”).  The Company, certain members of the Board and certain members of the Cray Group have entered into a Voting Agreement with respect to shares of the Company’s preferred stock beneficially owned by the Cray Group.  Pursuant to the Voting Agreement and subject to the terms and conditions therein, the Board seat vacancy resulting from Mr. Newkirk’s resignation will be filled by the new CEO to be hired in a CEO search to be conducted by the Board.

Pursuant to the settlement agreement, the Board will appoint Don Tracy and Randy Schrick to serve as Interim Co-CEOs following the 2013 Annual Meeting and until a new CEO is hired.  Mr. Tracy has served as Vice President of Finance and Chief Financial Officer of MGP Ingredients, Inc. since November 2009.  Mr. Schrick has served as Vice President of Engineering for MGP since June 2009.

Board Governance

Pursuant to the settlement agreement, the Cray Group will continue to hold proxies for the election of directors, governance proposals and the say-on-pay advisory vote reflected in its proxy statement and proxy card.

Pursuant to the voting agreement and on the terms and subject to the conditions set forth therein, the Board has agreed to vote in favor of de-staggering the Board and to submit to stockholders for approval at the Company’s 2014 Annual Meeting of Stockholders an amendment to the Company’s articles of incorporation to de-stagger the Board.  On the terms and subject to the conditions set forth in the Voting Agreement, the Cray Group has agreed to elect the new CEO to the Board at the Company’s 2014 Annual Meeting of Stockholders.

Mr. John Byom has notified the Company that he is no longer willing to serve as a nominee of the Company as a Group B director.  The Company does not intend to nominate a person for the Group B director position currently held by Mr. Byom, which is elected by holders of preferred stock.  The parties have agreed that, assuming her election at the 2013 Annual Meeting as Mr. Byom’s replacement, Ms. Strandjord will serve as the Chair of the Company’s Audit Committee, and will also serve on the Board’s Nominating and Governance Committee and the Human Resources and Compensation Committee.  Moreover, assuming his election at the

2013 Annual Meeting, Mr. Bridendall will serve on the Board’s Audit Committee, the Nominating and Governance Committee and the Human Resources and Compensation Committee.  Additionally, assuming his election at the 2013 Annual Meeting, Mr. Bud Cray will serve on the Board’s Nominating and Governance Committee.

Pursuant to the settlement agreement, the Company and the Board have also agreed that the Company will not sell any assets, will not make any acquisitions of other companies or assets, and will not enter into any joint venture relationships of a material nature or outside of the ordinary course of business in the next 12 months without the approval of at least six members of the Board.

Dismissal of Litigation and Expenses

All pending litigation between the parties, including cases pending in the Atchison County District Court, Johnson County District Court and the Kansas Court of Appeals will be dismissed.  The Company will reimburse the Cray Group for all reasonable legal fees and out-of-pocket costs and expenses incurred in connection with the matters related to the Annual Meeting, including proxy solicitation expenses.

About MGP Ingredients

MGP is a leading independent supplier of premium spirits, offering flavor innovations and custom distillery blends to the beverage alcohol industry. The Company also produces high quality food grade industrial alcohol and formulates grain-based starches and proteins into nutritional, as well as highly functional, innovations for the branded consumer packaged goods industry. Distilled spirits are produced at facilities in the adjacent towns of Lawrenceburg and Greendale, Indiana. The Company is headquartered in Atchison, Kansas, where a variety of distilled alcohol products and food ingredients are manufactured. For more information, visit mgpingredients.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements as well as historical information. Forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential” and/or the negatives of these terms or variations of them or similar terminology. They reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Investors should not place undue reliance upon forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison facility or Indiana Distillery,  (ii) the availability and cost of grain and fluctuations in energy costs, (iii) the effectiveness of our hedging strategy, (iv) the competitive environment and related market conditions, (v) the ability to effectively pass raw material price increases on to customers, (vi) the viability of the Illinois Corn Processing, LLC joint venture and its ability to obtain financing, (vii) our ability to maintain compliance with all applicable loan agreement covenants, (viii) our ability to realize operating efficiencies, (ix) actions of governments, (x) and consumer tastes and preferences.  For further information on these and other risks and uncertainties that may affect our business, including risks specific to our Distillery and Ingredient segments, see Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2012, as updated by Item 1A. Risk Factors of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.

Important Additional Information

The definitive proxy statement, any other relevant documents and other materials filed with the SEC concerning the Company are available free of charge at www.sec.gov.  For a copy of final definitive materials with respect to 2013 Annual Meeting, including Amendment No. 3 of the supplement to the proxy statement, please see http://ir.mgpingredients.com/annuals.cfm. Voting remains open to stockholders of record at the close of business on April 3, 2013. Stockholders should carefully read the definitive proxy statement, including supplements thereto, before making any voting decision.

The Company and its directors, director nominees, the Company’s chief executive officer and its chief financial officer (the “Participants”) may be deemed to be participants in the solicitation of proxies in connection with the 2013 Annual Meeting.  Information regarding the Participants in the solicitation is more specifically set forth in the definitive proxy statement and the proxy statement supplement that were filed by the Company with the SEC and which are available free of charge from the SEC and the Company, as indicated above.

For More Information

Investors & Analysts:

George Zagoudis, Investor Relations

913-360-5441 or george.zagoudis@mgpingredients.com

Media:

Shanae Randolph, Corporate Director of Communications

913-360-5442 or shanae.randolph@mgpingredients.com